                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 April 11, 2002

                             SOUTHTRUST CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       0-3613                                            63-0574085
(Commission File No.)                         (IRS Employer Identification No.)

420 NORTH 20TH STREET
 BIRMINGHAM, ALABAMA                                      35203
(Address of principal                                  (Zip Code)
 executive offices)

                                 (205) 254-5000
               (Registrant's telephone number including area code)


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ITEM 4.  CHANGES TO REGISTRANT'S CERTIFYING ACCOUNTANTS

         On April 10, 2002, SouthTrust Corporation ("SouthTrust") determined not to renew the engagement of its independent accountants, Arthur Andersen LLP ("Andersen") and appointed KPMG LLP ("KPMG") as its new independent accountants, effective immediately. This determination followed SouthTrust's decision to seek proposals from independent accountants to audit SouthTrust's financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Andersen and to retain KPMG was approved by SouthTrust's Board of Directors upon the recommendation of its Audit Committee. Andersen's report on SouthTrust's 2001 financial statements was issued earlier in March, 2002, in conjunction with the filing of SouthTrust's Annual Report on Form 10-K for the year ended December 31, 2001.

         During SouthTrust's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through April 10, 2002, there were no disagreements between SouthTrust and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its reports.

         The audit reports of Andersen on the consolidated financial statements of SouthTrust and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Andersen is attached as Exhibit 16.1.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within SouthTrust's two most recent fiscal years and the subsequent interim period through April 10, 2002.

         During SouthTrust's most recent fiscal years ended December 31, 2001, and the subsequent interim period through April 10, 2002, SouthTrust did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibits

                  16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant

                  99       Press Release



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SOUTHTRUST CORPORATION



                                 By:             /s/ Alton E. Yother
                                     ------------------------------------------
                                                   Alton E. Yother
                                       Executive Vice President - Secretary,
                                              Treasurer and Controller

Date: April 11, 2002